EXHIBIT 6

                             JOINT FILING AGREEMENT


         Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit (the "Schedule 13D"), and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned.

         This Agreement may be executed in one or more counterparts.

                                    PERSEUS-SOROS BIOPHARMACEUTICAL FUND,
                                    LP

                                    By:     Perseus-Soros Partners, LLC,
                                            General Partner

                                    By:     SFM Participation, LP,
                                            Member

                                    By:     SFM AH, Inc.,
                                            General Partner


                                    By:   /S/ MICHAEL C. NEUS
                                        -------------------------------
                                        Name:  Michael C. Neus
                                        Title: Vice President

                                    PERSEUS-SOROS PARTNERS, LLC

                                    By:     SFM Participation, L.P.,
                                            Member

                                    By:     SFM AH, Inc.,
                                            General Partner


                                    By:   /S/ MICHAEL C. NEUS
                                        --------------------------------
                                        Name:  Michael C. Neus
                                        Title: Vice President

CUSIP No. 928241108                                                Page 2 of 3




                                    PERSEUS BIOTECH FUND PARTNERS, LLC


                                    By:   /S/ KENNETH M. SOCHA
                                       ---------------------------------
                                         Name: Kenneth M. Socha
                                         Title: Member

                                    MR. FRANK H. PEARL


                                    By:   /S/ FRANK H. PEARL
                                         -------------------------------
                                         Name:  Frank H. Pearl

                                    MR. KENNETH M. SOCHA


                                    By:   /S/ KENNETH M. SOCHA
                                         --------------------------------
                                         Name: Kenneth M. Socha

                                    SFM PARTICIPATION, L.P.

                                    By:     SFM AH, Inc.,
                                            General Partner


                                    By:   /S/ MICHAEL C. NEUS
                                         --------------------------------
                                         Name:  Michael C. Neus
                                         Title: Vice President

                                    SFM AH, INC.


                                    By:   /S/ MICHAEL C. NEUS
                                         ---------------------------------
                                         Name:  Michael C. Neus
                                         Title:  Vice President

                                    MR. GEORGE SOROS


                                    By:   /S/ MICHAEL C. NEUS
                                         ----------------------------------
                                         Name:  Michael C. Neus
                                         Title:  Attorney-in-fact

CUSIP No.  928241108                                               Page 3 of 3


                                    SOROS FUND MANAGEMENT LLC


                                    By:   /S/ MICHAEL C. NEUS
                                       ------------------------------------
                                         Name:  Michael C. Neus
                                         Title: Assistant General Counsel

                                    MR. STANLEY F. DRUCKENMILLER


                                    By:   /S/ MICHAEL C. NEUS
                                        -----------------------------------
                                         Name:  Michael C. Neus
                                         Title:  Attorney-in-fact